Earnings (Loss) Per Share (Tables)	9 Months Ended
Sep. 30, 2013
Reconciliation of Basic and Diluted Earnings (Loss) Per Share

The following table presents a reconciliation of basic and diluted earnings (loss) per share for the three-month and nine-month periods ended September 30, 2013 and 2012:

	For the Three-Month Periods Ended September 30		For the Nine-Month Periods Ended September 30
	2013	2012	2013	2012
Net Income (loss)	$302	$(14)	$966	$378
(Income) loss allocated to preferred shares	(2)	(4)	(10)	(12)
(Income) loss allocated to non-controlling interests	(45)	(10)	(649)	(434)

Net Income (loss) allocable to common shares	255	(28)	307	(68)

Weighted-average shares outstanding—Basic	7,643,540	324,359	3,875,331	256,883
Weighted-average shares outstanding—Diluted	7,643,540	324,359	3,875,331	256,883

Earnings (loss) per share—Basic	$0.03	$(0.09)	$0.08	$(0.26)

Earnings (loss) per share—Diluted	$0.03	$(0.09)	$0.08	$(0.26)